UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.

(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2008
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.
August 28, 2008

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The India Fund, Inc. (the “Fund”) for the six months ended June 30, 2008. The Fund’s net asset value (“NAV”) closed at $38.32 on June 30, 2008, representing a decrease of 40.8% from the NAV on December 31, 2007, which was $64.78. The Fund slightly outperformed the S&P/IFC Investable India Index*, which declined 41.9% during the same period.

After a stellar year in 2007, Asian markets ran into serious macroeconomic headwinds in the first half of 2008. This was especially true in India. Initially it was hoped that India might be shielded to some extent by its more insular economy in which gross exports, at less than 15% of gross domestic product (“GDP”), rank among the region’s lowest. However, we believe it soon became clear that neither India nor any Asian market would be able to ‘de-couple’ from the spreading global turmoil, sparked by the bursting of the U.S. housing bubble, and subsequent upheaval in global credit markets. As a result, the BSE Sensex share index, after being the region’s best performing market in 2007, rising 66% in U.S. dollar terms, was the worst performing in the first half of 2008, falling 39.2%. In money flow terms, last year’s Foreign Institutional Investment inflow of $17.36 billion basically reversed course in the first half of 2008, resulting in a $6.49 billion outflow. This sell-off was also accompanied by steadily declining volumes and fading local interest.

As if turmoil in global credit markets wasn’t bad enough, markets were dealt another blow by an unprecedented spike in crude oil prices — from $92 a barrel at the beginning of the year to $140 a barrel by the end of the second quarter. Moreover, while basically all Asian countries have had to grapple with negative fall-out from the increase in crude oil prices such as rising inflation, dampening consumer spending, and deteriorating terms of trade, we believe that India has been especially vulnerable due to the government’s policy of providing fuel subsidies. Thus, we believe this year’s oil price spike has had the additional negative impact of further pressuring the government’s already worrisome budget deficit. Indeed, by June, the budget outlook had deteriorated enough that the government was forced to hike fuel prices (hence reducing the subsidy), which, though providing financial relief, also helped propel inflation to nearly 12% — a 16 year high. Even with the subsidy reduction, given the recent $18 billion loan waiver to farmers (which was part of the February 2008 budget), as well as rising fertilizer and other subsidies, India’s fiscal deficit is still forecast to widen to 4% of GDP for fiscal year 2009, compared to the 1.1% estimate for fiscal year 2008.

In response to the inflation threat, India’s Central Bank, Reserve Bank of India, has moved aggressively to resume interest rate hikes, raising the Cash Reserve Requirement by 250 basis points and the repo rate by 125 basis points. Not surprisingly, the negative impact has been felt by the rate-sensitive sectors of the economy, such as consumer durables, autos, and real estate. By mid-year, a more broad-based slowdown in the economy was increasingly evident, with the industrial production index expanding only 5.5% in the

THE INDIA FUND, INC.

first 5 months of 2008 versus 11.9% for the same 2007 period. Hence, for fiscal year 2009, India’s forecasted GDP growth has been reduced to less than 8%, a clear deceleration after 3 years of more than 9% growth. A normal monsoon season is expected to be a key factor in whether the forecasted GDP growth rate meets expectations. Fortunately, so far, India’s monsoon rains have been in line with expectations.

The news isn’t all gloomy. After months of being valued at a large growth premium to the region, Indian stock valuations now compare much more favorably to their Asian peers, with the BSE Sensex trading at 13x forward earnings compared to 12x for Asia ex-Japan overall. Moreover, even after downgrading corporate earnings estimates in the past several weeks to factor in higher commodity prices and higher inflation, analysts are still forecasting +17% Earnings Per Share (“EPS”) growth for India compared to +15% EPS growth for the region as a whole. Of course there is a risk that earnings could be downgraded further before year-end, but given that this is likely to be true for all of Asia, India’s attractive relative price/growth valuation vis-à-vis the rest of the region should remain intact.

As with Asian markets in general, we believe that the Indian stock market is only likely to bottom when investors see signs of stabilization in the global crude oil price and domestic inflation rates start to fall. In addition, on the global macro front, we believe that emerging markets also need to see signs of stabilization in the U.S. housing market and global credit markets. Until then, even with valuations looking attractive, we expect that all Asian equity markets are likely to mark time, bumping along the bottom. Finally, on the political front, we believe the next 9-10 months should be a very interesting time for India. We believe that with the left-leaning CPI-M (Communist Party of India) now having exited from the ruling Congress Party’s coalition, the chances of the government carrying out potentially progressive reforms — including opportunities arising out of final approval of the nuclear agreement with the U.S. — have improved meaningfully. However, we believe that the government will need to move quickly as elections will likely take place in May 2009, and this could lead to the return of political uncertainty. Overall, despite the near-term cyclical downturn, we believe that India continues to offer a solid long-term, secular growth story for investors.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*  Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments

INDIA (100% of holdings)
COMMON STOCKS (99.83% of holdings)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Apparel Manufacturers	0.50%
350,000	Provogue (India), Ltd. (Preferential Shares)		$3,564,477	$7,467,345

			3,564,477	7,467,345

	Beverages – Alcoholic	1.18%
607,990	United Spirits, Ltd.		17,350,142	17,557,169

			17,350,142	17,557,169

	Building & Construction	1.87%
1,726,192	IVRCL Infrastructures and Projects, Ltd.		12,966,535	12,186,655
360,972	Kalindee Rail Nirman (Engineers), Ltd.		4,309,833	1,552,116
587,463	KEC International, Ltd.		6,711,401	5,189,882
529,450	Madhucon Projects, Ltd.		3,085,915	4,442,335
601,900	Nagarjuna Construction Co., Ltd.		2,781,681	1,872,500
234,595	Titagarh Wagons, Ltd.+		3,985,505	2,639,023

			33,840,870	27,882,511

	Cement	1.27%
281,594	Grasim Industries, Ltd.+		15,239,284	12,084,817
808,040	Sagar Cements, Ltd. (Preferential Shares)		3,467,591	6,854,958

			18,706,875	18,939,775

	Chemicals	0.89%
3,992,400	Chambal Fertilizers & Chemicals, Ltd.		7,023,542	6,244,939
1,073,300	United Phosphorus, Ltd.		8,148,011	6,988,611

			15,171,553	13,233,550

	Coal	0.57%
2,867,000	Gujarat NRE Coke, Ltd.		8,250,497	8,486,053

			8,250,497	8,486,053

	Communications Services	0.23%
203,000	Tech Mahindra, Ltd.		3,569,772	3,379,166

			3,569,772	3,379,166

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Computer Software & Programming	13.96%
332,157	Everonn Systems India, Ltd.+		$5,579,199	$3,181,937
3,122,677	Infosys Technologies, Ltd.		65,561,446	125,905,030
223,999	KPIT Cummins Infosystems, Ltd.		435,352	305,086
445,002	Mastek, Ltd.		4,058,482	3,765,322
3,661,917	Satyam Computer Services, Ltd.		35,515,635	37,206,439
2,849,344	Tanla Solutions, Ltd.+		15,167,862	14,894,072
484,412	Tata Consultancy Services, Ltd.		14,059,768	9,669,100
1,342,350	Wipro, Ltd.		15,853,106	13,663,735

			156,230,850	208,590,721

	Consumer Non-Durables	4.65%
7,627,515	Hindustan Unilever, Ltd.		39,678,340	36,537,614
7,560,045	ITC, Ltd.		25,402,292	32,858,301

			65,080,632	69,395,915

	Consumer Products	0.15%
8,700	Godrej Consumer Products, Ltd.		27,032	27,298
1,828,550	Marico, Ltd.		3,059,941	2,252,485

			3,086,973	2,279,783

	Diversified Financial Services	2.56%
149,105	Edelweiss Capital, Ltd.+		3,942,799	2,028,209
385,100	Indiabulls Financial Service, Ltd.		2,489,496	2,305,230
3,731,815	Infrastructure Development Finance Co., Ltd.		8,167,216	8,968,499
5,753,018	Power Finance Corp.		20,553,608	13,672,193
428,067	Reliance Capital, Ltd.		11,472,264	8,980,701
1,117,292	SREI Infrastructure Finance, Ltd.		3,129,575	2,325,474

			49,754,958	38,280,306

	Diversified Industries	0.99%
102,375	Aban Offshore, Ltd.		8,211,454	6,844,551
1,556,070	Elecon Engineering Co., Ltd.		3,303,295	3,325,523
69,339	NEPC India, Ltd. GDR+		3,467	13,868
58,812	Sesa Goa, Ltd.		4,821,700	4,618,570

			16,339,916	14,802,512

	Diversified Operations	0.49%
231,900	Rei Agro, Ltd.+		5,439,717	7,336,987

			5,439,717	7,336,987

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Electronics & Electrical Equipment	5.86%
846,289	Bharat Heavy Electricals, Ltd.		$9,302,168	$27,155,993
6,882,400	Exide Industries, Ltd.		10,990,237	10,365,590
660,000	HBL Power Systems, Ltd.		2,857,900	3,834,980
527,835	Indo Tech Transformers, Ltd.		3,042,068	3,954,009
2,841,674	Jyoti Structures, Ltd.		5,995,297	6,802,845
2,347,035	Kei Industries, Ltd.		3,041,105	2,212,022
4,189,800	NTPC, Ltd.		17,592,787	14,767,767
46,997	Octav Investments+		136,968	119,063
849,800	PTC India, Ltd.		1,996,734	1,374,691
1,038,711	Punj Lloyd, Ltd.		7,739,489	5,147,082
491,631	Reliance Infrastructure, Ltd.		6,853,108	8,967,624
115,487	Tata Power Company, Ltd.		2,402,930	2,827,116

			71,950,791	87,528,782

	Energy – Alternate Sources	0.16%
390,973	Webel-Sl Energy Systems, Ltd.		3,247,755	2,449,885

			3,247,755	2,449,885

	Engineering	1.63%
229,750	Larsen & Toubro, Ltd.		15,836,933	11,658,111
1,463,257	Thermax, Ltd.		3,012,294	12,692,330

			18,849,227	24,350,441

	Finance	12.10%
282,133	Axis Bank, Ltd. GDR		1,667,406	3,738,262
507,600	Bank of Baroda		2,969,207	2,397,901
240,000	Banking Index Benchmark Exchange Traded Scheme – Bank BeES		3,065,493	2,830,887
4,268,150	Dena Bank, Ltd.		5,548,053	3,992,866
410,650	Federal Bank, Ltd.		2,078,259	1,737,090
936,963	HDFC Bank, Ltd.		18,519,231	21,827,264
1,252,998	Housing Development Finance Corp., Ltd.		24,882,741	57,150,105
2,682,141	ICICI Bank, Ltd.		36,742,843	39,286,119
465,450	Kotak Mahindra Bank, Ltd.		10,205,929	4,989,321
884,631	Punjab National Bank, Ltd.		9,661,534	7,756,584
4,078,140	South Indian Bank, Ltd.		6,558,369	9,559,103
891,300	State Bank of India		9,425,362	23,024,646
45,550	State Bank of India GDR		525,435	2,450,590

			131,849,862	180,740,738

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Financial – Other Services	0.25%
304,546	Bajaj Finserv, Ltd.		$5,144,740	$3,723,212

			5,144,740	3,723,212

	Financial Services	0.12%
331,766	Network 18 Media & Investments, Ltd.		772,928	1,181,326
66,353	Network 18 Media & Investments, Ltd. PCCPS+		166,069	627,443

			938,997	1,808,769

	Food	1.12%
2,063,900	Balrampur Chini Mills, Ltd.+		4,845,250	3,815,996
1,049,593	Lakshmi Energy & Foods, Ltd.+		3,956,162	6,945,244
2,607,700	Shree Renuka Sugars, Ltd.		6,470,063	5,973,012

			15,271,475	16,734,252

	Hotels & Leisure	0.26%
2,172,230	Indian Hotels Co., Ltd.		6,550,944	3,895,120

			6,550,944	3,895,120

	Investment Companies	0.21%
304,546	Bajaj Holdings and Investment, Ltd.		6,002,197	3,070,942

			6,002,197	3,070,942

	Media	0.76%
781,150	Balaji Telefilms, Ltd.		4,101,963	3,075,580
1,822,998	Zee Entertainment Enterprises, Ltd.		10,103,255	8,262,280

			14,205,218	11,337,860

	Metal – Diversified	1.74%
1,593,003	Sterlite Industries India, Ltd.+		19,696,715	25,991,589

			19,696,715	25,991,589

	Motorcycles / Motor Scooters	0.21%
304,546	Bajaj Auto, Ltd.		6,002,197	3,188,443

			6,002,197	3,188,443

	Oil – Integrated	0.24%
901,200	Reliance Petroleum, Ltd.+		4,075,142	3,570,239

			4,075,142	3,570,239

	Paper	0.20%
3,878,750	Ballarpur Industries, Ltd.		3,131,731	3,024,569

			3,131,731	3,024,569

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Petroleum Related	18.11%
2,411,550	Cairn India, Ltd.+		$14,075,930	$15,394,125
344,650	Gail India, Ltd.		3,154,516	2,667,082
330,539	Indian Oil Corp., Ltd.		3,167,654	2,552,506
2,320,655	Oil and Natural Gas Corp., Ltd.		33,415,350	43,942,759
4,233,923	Reliance Industries, Ltd.		64,906,030	205,988,596

			118,719,480	270,545,068

	Pharmaceuticals	4.11%
851,481	Dishman Pharmaceuticals & Chemicals, Ltd.		4,039,846	5,839,151
311,150	Dr. Reddy’s Laboratories, Ltd.		5,118,935	4,849,312
1,220,250	Glenmark Pharmaceuticals, Ltd.		13,735,718	18,114,437
185,400	Lupin, Ltd.		3,018,757	2,878,494
1,020,450	Panacea Biotec, Ltd.		8,376,209	7,027,527
376,350	Ranbaxy Laboratories, Ltd.		4,543,560	4,575,244
561,512	Sun Pharmaceutical Industries, Ltd.		11,314,058	18,173,934

			50,147,083	61,458,099

	Publishing	0.03%
600,000	Business India Publications (Preferential Shares)+		1,003,792	401,627

			1,003,792	401,627

	Retail Stores	0.01%
251,640	Brandhouse Retails, Ltd.+		404,057	226,344

			404,057	226,344

	Rubber	0.38%
503,900	Jain Irrigation Systems, Ltd.		8,135,696	5,703,059

			8,135,696	5,703,059

	Shipbuilding	0.54%
4,700,000	Pipavav Shipyard, Ltd.+		9,488,959	8,039,977

			9,488,959	8,039,977

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Steel	7.69%
772,887	Adhunik Metaliks, Ltd.		$4,316,492	$2,299,350
858,864	Jindal Saw, Ltd.		13,035,475	9,983,982
985,285	Jindal Steel & Power, Ltd.		5,621,184	40,121,309
439,093	JSW Steel, Ltd.		6,448,285	9,196,204
667,800	Monnet Ispat & Energy, Ltd.		6,614,519	7,963,156
3,287,225	Steel Authority of India, Ltd.		11,587,704	10,654,353
2,570,767	Sujana Towers, Ltd.+		3,088,983	4,797,968
1,522,865	Tata Steel, Ltd.		20,453,945	25,779,866
591,850	Welspun-Gujarat Stahl Rohren, Ltd.		5,842,067	4,153,611

			77,008,654	114,949,799

	Telecommunications	9.15%
4,766,360	Bharti Airtel, Ltd.+		71,506,598	79,945,234
5,524,321	Reliance Communication, Ltd.		43,869,662	56,803,244
— ++	Shyam Telecom, Ltd.+		14	1
8	Shyam Telelink, Ltd.+		0	0

			115,376,274	136,748,479

	Televisions	0.51%
628,220	Television Eighteen India, Ltd.		1,636,309	3,183,809
4,231,545	Zee News, Ltd.+		5,859,777	4,509,386

			7,496,086	7,693,195

	Textiles	0.64%
1,091,621	Bombay Rayon Fashions, Ltd.		5,325,859	7,144,694
1,258,200	S. Kumars Nationwide, Ltd.+		3,636,519	2,362,872

			8,962,378	9,507,566

	Transportation	0.11%
986,849	Transport Corporation of India, Ltd.		2,115,702	1,700,752

			2,115,702	1,700,752

	Vehicle Components	1.34%
1,471,125	Amtek Auto, Ltd.		6,685,101	8,059,132
10	ANG Auto, Ltd.		72	20
2,208,351	Cummins India, Ltd.		13,088,625	11,925,866

			19,773,798	19,985,018

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Schedule of Investments (concluded)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	Vehicles	3.04%
3,954,435	Ashok Leyland , Ltd.		$3,667,251	$2,633,226
783,600	Hero Honda Motors, Ltd.		14,575,605	12,435,609
1,437,034	Mahindra & Mahindra, Ltd.		18,459,783	16,200,659
581,003	Maruti Suzuki India, Ltd.		13,119,285	8,342,001
583,017	Tata Motors, Ltd.		10,646,311	5,779,355

			60,468,235	45,390,850

	TOTAL COMMON STOCKS		1,182,404,417	1,491,396,467

PREFERRED STOCK (0.17% of holdings)
	Steel	0.17%
976,761	Tata Steel (Preferential Shares)+		2,479,089	2,502,915

	TOTAL PREFERRED STOCK		2,479,089	2,502,915

WARRANTS (0.00% of holdings)
	Computer Software & Programming	0.00%
94,902	Everonn Systems India, Ltd. Warrants		159,406	0

	TOTAL WARRANTS		159,406	0

	TOTAL INVESTMENTS*	100.00%	$1,185,042,912	$1,493,899,382

Footnotes and Abbreviations

GDR	– Global Depository Receipts

+	Non-income producing
++	Less than one share
*	As of June 30, 2008, the aggregate cost for federal income tax purposes was $1,185,520,607.

Excess of value over tax cost	$420,955,890
Excess of tax cost over value	(112,577,115)

$308,378,775

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $1,185,042,912)	$1,493,899,382
Cash (including Indian Rupees of $57,151,708 with a cost of $57,346,492)	61,142,493
Receivables:
Dividends	2,338,767
Interest	1,564
Securities sold	2,971,840
Prepaid expenses	211,322

Total Assets	1,560,565,368

LIABILITIES
Payable for securities purchased	5,850,178
Accrued tax and interest expense payable	4,543,357
Due to Investment Manager	1,325,929
Due to Administrator	281,235
Accrued Custodian fees	89,728
Accrued expenses	754,185

Total Liabilities	12,844,612

Net Assets	$1,547,720,756

NET ASSET VALUE PER SHARE ($1,547,720,756/40,390,932 shares issued and outstanding)	$38.32

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 48,537,743 shares issued (100,000,000 shares authorized)	$48,337
Paid-in capital	1,035,671,623
Cost of 8,146,811 shares repurchased	(287,457,351)
Accumulated net investment loss	(6,170,211)
Accumulated net realized gain on investments	496,970,763
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	308,657,595

$1,547,720,756

See accompanying notes to financial statements.

THE INDIA FUND, INC.

	For the Six Months Ended
	June 30, 2008
Statement of Operations	(Unaudited)

Investment Income
Dividends (net of taxes withheld of $0)		$8,294,432
Interest (net of taxes withheld of $0)		125,990

Total investment income		8,420,422

Expenses
Management fees	9,427,365
Administration fees	1,970,534
Custodian fees	359,593
Printing	180,864
Insurance	148,045
Legal fees	118,753
Directors’ fees	92,041
Audit fees and tax fees	66,270
ICI fees	23,760
NYSE fees	16,269
Transfer agent fees	11,270
Miscellaneous expenses	12,945

Total expenses		12,427,709

Net investment loss		(4,007,287)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
Security transactions		264,265,555
Foreign currency related transactions		(3,855,535)

		260,410,020

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(1,369,095,914)

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(1,108,685,894)

Net decrease in net assets resulting from operations		$(1,112,693,181)

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets	(Unaudited)

	For the Six Months	For the Year
	ended	ended
	June 30, 2008	December 31, 2007
	(Unaudited)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(4,007,287)	$(6,285,614)
Net realized gain on investments and foreign currency related transactions	260,410,020	594,368,400
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	(1,369,095,914)	791,935,835

Net increase (decrease) in net assets resulting from operations	(1,112,693,181)	1,380,018,621

Distribution to shareholders
Net investment income ($0.00 per share, and $0.13 per share, respectively)	—	(5,527,180)
Short term capital gains ($0.00 per share, and $0.82 per share, respectively)	—	(34,863,751)
Long term capital gains ($0.00 per share, and $8.66 per share, respectively)	—	(368,195,229)

Decrease in net assets resulting from distributions	—	(408,586,160)

Capital Share Transactions
Reinvestments (0 shares and 98,828 shares at $42.94 per share, respectively)	—	4,243,663
Shares repurchased under Repurchase Offer (2,125,838 shares and 2,447,384 shares, respectively) (net of repurchase fee of $1,909,853 and $2,749,918, respectively) (including expenses of $127,670 and $135,162, respectively)	(93,710,460)	(134,892,365)

Net increase (decrease) in net assets resulting from capital share transactions	(93,710,460)	(130,648,702)

Total increase (decrease) in net assets	(1,206,403,641)	840,783,759

NET ASSETS
Beginning of period	2,754,124,397	1,913,340,638

End of period (including undistributed net investment income of $0 and distribution in excess of net investment income of $2,162,924, respectively)	$1,547,720,756	$2,754,124,397

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the
	Six Months	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003

	(Unaudited)

Per Share Operating Performance
Net asset value, beginning of year	$64.78	$42.65	$34.07	$28.47	$23.76	$12.72

Net investment income (loss)	(0.10)[2]	(0.14)[2]	(0.14)[2]	0.04 [2]	0.08 [2]	0.11 [2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	(26.40)	31.82	13.83	11.35	6.14	11.00
Income tax (expense) reversal	—	—	0.56 [3]	(0.80)[4]	—	—

Net increase (decrease) from investment operations after income taxes	(26.50)	31.68	14.25	10.59	6.22	11.11

Less: dividends and distributions
Dividends from:
Net investment income	—	(0.13)	(0.14)	(0.06)	(0.01)	(0.13)
Short term capital gains	—	(0.82)	(0.14)	(0.51)	—	—
Long term capital gains	—	(8.66)	(4.84)	(3.89)	(1.51)	—

Total dividends and distributions	—	(9.61)	(5.12)	(4.46)	(1.52)	(0.13)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	0.04	0.06	— [5]	(0.01)	0.01	0.06
Anti-dilutive effect of Tender Offer	—	—	—	—	—	—
Dilutive effect of Rights Offer	—	—	(0.55)	(0.52)	—	—

Total capital share transactions	0.04	0.06	(0.55)	(0.53)	0.01	0.06

Net asset value, end of period	$38.32	$64.78	$42.65	$34.07	$28.47	$23.76

Per share market value, end of period	$35.38	$62.26	$45.90	$39.73	$29.63	$25.20
Total Investment Return Based on:
Market Value[1]	(43.17)%	59.57%	29.05%	49.32%	23.51%	139.04%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,547,721	$2,754,124	$1,913,341	$1,083,714	$644,672	$556,811
Ratios of expenses after income taxes to average net assets	1.18%[6]	1.21%	0.00%	4.13%	1.64%	1.76%
Ratios of expenses before income taxes to average net assets	1.18%[6]	1.21%	1.41%	1.49%	1.64%	1.76%
Ratios of net investment income (loss) to average net assets	(0.38)%[6]	(0.28)%	(0.34)%	0.12%	0.33%	0.72%
Portfolio turnover	25.66%	29.39%	35.02%	50.28%	35.90%	33.89%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B).
[4]	A provision of $25,507,350 was made for U.S. federal income tax purposes for the fiscal year ended December 31, 2005. This provision was made as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004 (see Note B).
[5]	Less than $0.01 per share.
[6]	Annualized.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2007 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the Internal Revenue Service in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 to the prior year’s tax provision.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2007 were as follows:

Ordinary income	$40,390,931
Long term capital gains	368,195,229

Total	$408,586,160

At December 31, 2007, the Fund had the following undistributed income on a tax basis:

Ordinary income	$29,742,396
Long term capital gains	$217,370,263

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibility of political or economic instability and the fact that foreign securities markets may be smaller and may have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the year ended December 31, 2007, the Fund reclassified $12,016,265 from accumulated realized gain on investments to over distribution of net investment income. This was the result of currency and investments in Passive Foreign Investment Companies, and net assets were not affected by this reclassification.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the six months ended June 30, 2008, the Fund paid a total of $9,427,365 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2008, the Fund paid a total of $1,960,063 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.).

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2008, fees and expenses of the Mauritius Administrator amounted to $10,471.

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $2,000 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2008, the Fund paid $92,041 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $535,910,012 and $834,856,227 respectively, for the six months ended June 30, 2008.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.91%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at any rate between 0% and 15%.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

During the six months ended June 30, 2008, the results of the semi-annual repurchase offer were as follows:

Repurchase Offer #10

Commencement Date	February 22, 2008

Expiration Date	March 14, 2008

Repurchase Offer Date	March 24, 2008

% of Issued and Outstanding Shares of Common Stock	5%

Shares Validly Tendered	4,071,660.2142

Final Pro-ration Odd Lot Shares	53,998.2142

Final Pro-ration Non-Odd Lot Shares	2,071,839.7858

% of Non-Odd Lot Shares Accepted	51.5683%

Shares Accepted for Tender	2,125,838.0000

Net Asset Value as of Repurchase Offer Date ($)	44.92

Repurchase Fee per Share ($)	0.8984

Repurchase Offer Price ($)	44.0216

Repurchase Fee ($)	1,909,853

Expenses ($)	127,670

Total Cost ($)	93,710,460

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

During the year ended December 31, 2007, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #8	Repurchase Offer #9

Commencement Date	February 23, 2007	August 24, 2007

Expiration Date	March 16, 2007	September 14, 2007

Repurchase Offer Date	March 23, 2007	September 21, 2007

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	209,659.0000	7,375,410.0000

Final Pro-ration Odd Lot Shares	no proration	113,785.27

Final Pro-ration Non-Odd Lot Shares	no proration	2,123,939.734

% of Non-Odd Lot Shares Accepted	no proration	29.28000%

Shares Accepted for Tender	209,659.0000	2,237,725.0000

Net Asset Value as of Repurchase Offer Date ($)	41.30	57.58

Repurchase Fee per Share ($)	0.8260	1.1515

Repurchase Offer Price ($)	40.4740	56.4285

Repurchase Fee ($)	173,178	2,576,740

Expenses ($)	51,039	84,123

Total Cost ($)	8,536,777	126,355,588

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

During the year ended December 31, 2006, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #6	Repurchase Offer #7

Commencement Date	February 24, 2006	August 25, 2006

Expiration Date	March 17, 2006	September 15, 2006

Repurchase Offer Date	March 24, 2006	September 22, 2006

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	150,937.1444	49,852.2809

Final Pro-ration Odd Lot Shares	no proration	no proration

Final Pro-ration Non-Odd Lot Shares	no proration	no proration

% of Non-Odd Lot Shares Accepted	no proration	no proration

Shares Accepted for Tender	150,937.1444	49,852.2809

Net Asset Value as of Repurchase Offer Date ($)	41.05	39.38

Repurchase Fee per Share ($)	0.8210	0.7876

Repurchase Offer Price ($)	40.2290	38.5910

Repurchase Fee ($)	123,919	39,264

Expenses ($)	151,493	116,868

Total Cost ($)	6,223,543	2,040,718

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

NOTE G: 2005 RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057, and the Fund incurred costs of $572,549.

NOTE H: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a second rights offering and issued to stockholders as of July 3, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10,565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE I: CONCENTRATION OF RISKS

At June 30, 2008, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2008, the Fund has a concentration of its investment in finance, petroleum-related and computer industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (continued)

that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE J: FAIR VALUE MEASUREMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund adopted SFAS 157 effective with the March 31, 2008 quarterly reporting on portfolio holdings. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to: quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of June 30, 2008, is as follows:

Investments in
Valuation Inputs	Securities

Level 1 — Quoted Prices	$1,478,650,099
Level 2 — Other Significant Observable Inputs	5,820,960
Level 3 — Significant Unobservable Inputs	9,428,323

Total	$1,493,899,382

THE INDIA FUND, INC.

June 30, 2008
(Unaudited)
Notes to Financial Statements (concluded)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Securities

Balance, as of December 31, 2007	$10,695,081
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(2,278,229)
Net purchases (sales)	0
Net transfers in/out of Level 3	1,011,471

Balance, as of June 30, 2008	$9,428,323

NOTE K: RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns as “more-likely-than-not” to be sustained by the relevant taxing authority and requires measurement of a tax position meeting the more-likely-than not criterion. Management has analyzed the Fund’s tax positions taken on income tax returns in all jurisdictions for all open tax years (tax years ended December 31, 2003 - 2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements except as discussed in Note B. Management is not aware of any events that are to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for the Fund.

The Fund files U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

THE INDIA FUND, INC.

Results of Annual Meeting of Stockholders
(Unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on April 18, 2008. At the meeting, stockholders elected the nominees proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

Leslie H. Gelb	33,293,323	1,159,358	0	34,452,681
Stephane R. F. Henry	33,929,646	523,035	0	34,452,681
Luis F. Rubio	33,392,748	1,059,933	0	34,452,681

At June 30, 2008, in addition to Leslie H. Gelb, Stephane R. F. Henry, and Luis F. Rubio, the other directors of the Fund were as follows:

Lawrence K. Becker
J. Marc Hardy
Prakash A. Melwani
Peter G. Peterson
Jeswald W. Salacuse

The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2009, year 2011 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

Dividends and Distributions (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, 36.24% of the Fund’s ordinary income distributions paid during the year ended December 31, 2007, represent qualified dividend income subject to the 15% rate category.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

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THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment Servicing (U.S.) Inc.

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.

Custodian:
Deutsche Bank AG

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

 Asia
Advisors L.L.C.

The India Fund, Inc.

Semi-Annual Report

June 30, 2008

The India Fund, Inc.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of Shares	(or Approximate
	(a) Total Number	(b) Average	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	of Shares (or	Price Paid per	of Publicly Announced Plans	that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
01/01/08 to 01/31/08	None	None	None	None
02/01/08 to 02/29/08	None	None	None	None
03/01/08 to 03/31/08	2,125,838	$44.0216	2,125,838 (1)	None
04/01/08 to 04/30/08	None	None	None	None
05/01/08 to 05/31/08	None	None	None	None
06/01/08 to 06/30/08	None	None	None	None
Total	2,125,838	$44.0216	2,125,838	None

(1)	These shares were purchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 22, 2008 that expired on March 14, 2008. In connection with this offer, the Fund offered to repurchase up to 5% of its outstanding shares of common stock. 4,071,660.2142 shares were validly tendered for cash at a price approximately equal to the Fund’s net asset value as of March 24, 2008.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The India Fund, Inc.
By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date September 2, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date September 2, 2008

By (Signature and Title)*	/s/ Joseph M. Malangoni
Joseph M. Malangoni, Treasurer and Vice President
(principal financial officer)

Date September 2, 2008

*	Print the name and title of each signing officer under his or her signature.